UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 731-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2021, Phoenix Biotech Acquisition Corp. (the “Company”) consummated the sale of 17,500,000 units (the “Units”) in its initial public offering (the “IPO”), which includes 2,000,000 Units purchased by the Underwriters to cover over-allotments. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one half of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $175,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,325,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on October 6, 2021, the Underwriters notified the Company that they were partially exercising the Over-Allotment Option for 2,000,000 Units and waiving the remainder of the Over-Allotment Option. As a result of the Underwriters’ determination not to fully exercise the Over-Allotment Option, certain of the Company’s initial stockholders forfeited an aggregate of 82,875 shares of the Company’s Class B common stock. Immediately following the consummation of the IPO, there were an aggregate of 22,981,250 shares of the Company’s common stock issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-259491) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on September 13, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated October 5, 2021 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the Underwriters;

•	An Investment Management Trust Agreement, dated October 5, 2021, between the Company and Continental Stock Transfer & Trust Company;

•	A Warrant Agreement, dated October 5, 2021, between the Company and Continental Stock Transfer & Trust Company;

•	A Registration Rights Agreement, dated October 5, 2021, between the Company and certain security holders of the Company;

•	A Letter Agreement, dated October 5, 2021, by and among the Company, its officers and directors and certain of the Company’s security holders;

•	A Unit Subscription Agreement, dated October 5, 2021, between the Company and Phoenix Biotech Sponsor, LLC (“Sponsor”);

•	A Unit Subscription Agreement, dated October 5, 2021, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”);

•	A Unit Subscription Agreement, dated October 5, 2021, between the Company and Cantor; and

•	An Administrative Services Agreement, dated October 5, 2021, between the Company and Sponsor.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 885,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $8,850,000. The Placement Units were purchased by Cantor (155,000 Units), CCM (30,004 Units) and Sponsor (699,996 Units). The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by Cantor, CCM, Sponsor or their permitted transferees (a) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (b) they are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $178,500,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $9,150,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Common Stock issued in the IPO properly submitted in connection with a stockholder vote to amend the Amended and Restated Certificate (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its Common Stock if it does not complete an initial business combination within 15 months from the completion of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 15 months from the completion of the IPO.

A copy of the press release issued by the Company on October 5, 2021 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on October 8, 2021 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 5, 2021, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on October 6, 2021.

4.1	Warrant Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated October 5, 2021, by and among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated October 5, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated October 5, 2021, between the Company and certain security holders of the Company.

10.4	Unit Subscription Agreement, dated October 5, 2021, between the Company and Phoenix Biotech Sponsor, LLC.

10.5	Unit Subscription Agreement, dated October 5, 2021, between the Company and Cantor Fitzgerald & Co.

10.6	Unit Subscription Agreement, dated October 5, 2021, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC.

10.7	Administrative Services Agreement, dated October 5, 2021, between the Company and Phoenix Biotech Sponsor, LLC.

99.1	Press Release dated October 5, 2021 (pricing of the IPO).

99.2	Press Release dated October 8, 2021 (closing of the IPO).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021	PHOENIX BIOTECH ACQUISITION CORP.

By: /s/ Chris Ehrlich
Name: Chris Ehrlich
Title: Chief Executive Officer